SUPPLEMENT DATED APRIL 10, 2025 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Active Allocation Fund
Invesco Income Allocation Fund
Invesco Select Risk: Conservative Investor Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: High Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund
(each a “Fund” and collectively the "Funds”)
This supplement amends the Statement of Additional Information for the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
1. The following paragraph replaces the second paragraph under the heading titled “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Classification – Asset Allocation Funds”:
The Asset Allocation Funds’ most recent Annual and Semi-Annual Reports contain a list of Underlying Funds and the weightings as of the end of the most recently completed fiscal period for each Fund. The Underlying Funds in which the Asset Allocation Funds (except for Invesco International Diversified Fund) may invest are open-end and closed-end funds (including unlisted interval funds) advised by Invesco, including exchange-traded funds (ETFs) and other pooled investment vehicles advised by Invesco Capital Management LLC (Invesco Capital), or open-end and closed-end funds, including ETFs and other pooled investment vehicles advised by unaffiliated advisers, as applicable. The Underlying Funds in which Invesco International Diversified Fund may invest are mutual funds advised by Invesco, including ETFs and other pooled investment vehicles advised by Invesco Capital, or mutual funds, including ETFs and other pooled investment vehicles advised by unaffiliated advisers. Invesco and Invesco Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. Invesco may change an Asset Allocation Fund’s asset class allocations, the Underlying Funds or the target weightings without notice to, or approval by, shareholders. The actual percentage allocations will vary from the target weightings in the Underlying Funds due to factors such as market movements and capital flows. Invesco rebalances the Asset Allocation Funds’ investments in the Underlying Funds periodically to bring them back within their percentage allocations. Some portion of each Asset Allocation Fund’s portfolio may be held in cash due to purchase and redemption activity and other short term cash needs and the percentage allocations do not reflect the Asset Allocation Funds’ working cash balances. Cash flows will be managed to help maintain target percentage allocations.
2. The following paragraph is inserted below the section titled “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Other Investments – Other Investment Companies”:
Unlisted Closed-end Interval Fund Risk. The Asset Allocation Funds (except for Invesco International Diversified Fund) may invest in unlisted closed-end interval funds (an underlying interval fund). In addition to the risks associated with the underlying assets held by an underlying interval fund, an underlying interval fund is considered an illiquid investment because shareholders (such as the Asset Allocation Funds (except for Invesco International Diversified Fund)) cannot redeem or sell their shares outside of periodic repurchase offers. To provide some liquidity to its shareholders, an underlying interval fund makes periodic offers to repurchase a portion of its outstanding shares at net asset value (NAV), subject to certain conditions under the 1940 Act. In connection with any given repurchase offer, it is possible that an underlying interval fund may offer to repurchase only a small portion of its outstanding shares. Further, if a repurchase offer is oversubscribed, shareholders of an underlying interval fund may only have a portion of their shares repurchased. As a result, there is no guarantee that shareholders of an underlying interval fund will be able to exit their shares at any given time. Moreover, repurchase offers and the need to fund repurchase obligations may affect the ability of an underlying interval fund to be fully invested or force an underlying interval fund to maintain a higher percentage of its assets in liquid investments, which may harm an underlying interval fund's performance. Diminution in the size of an underlying interval fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities, and may limit the ability of an underlying interval fund to participate in new investment opportunities or to achieve its investment objective. Since an underlying interval fund does not list its shares for trading on any national securities exchange, an underlying interval fund's shares are, therefore, not readily marketable and no market is expected to develop.
AGS-SAI-SUP 041025